UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 13, 2008
American Apparel, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-32697	20-3200601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
747 Warehouse Street, Los Angeles, California		90021-1106
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(213) 488-0226
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2008, American Apparel, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2008. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On May 13, 2008, the Company held an earnings conference call (the “Earnings Call”) to discuss the Company’s results of operations for the quarter ended March 31, 2008.  The Company’s gross margin for the U.S. wholesale segment was inadvertently stated to be negative for the three months ended December 31, 2007 when in fact it was 20.8%.  Furthermore, the Company opened a store in Japan during the second quarter of 2008 rather than the first quarter of 2008 as was inadvertently stated during the Earnings Call. A copy of the transcript of the Earnings Call, showing the original mistakes and their corrections, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the Exhibit 99.2 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Exchange nor shall it be deemed to be incorporated by reference into the filings of the Company under the Securities Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated May 13, 2008, issued by the Company

99.2	Transcript of the First Quarter 2008 Earnings Conference Call held by the Company on May 13, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Date: May 16, 2008	By:	/s/ Dov Charney
		Name:	Dov Charney
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 13, 2008, issued by American Apparel, Inc.

99.2	Transcript of the First Quarter 2008 Earnings Conference Call held by American Apparel, Inc. on May 13, 2008